B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Company Overview August 8, 2022

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 2 B&W Enterprises cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 and the ongoing conflict in Ukraine and the capital markets and global economic climate generally; our ability to integrate acquired businesses and the impact of those acquired businesses on our cash flows, results of operations and financial condition, including our acquisitions of Fosler Construction Company Inc., VODA A/S, Fossil Power Systems, Inc., and Optimus Industries, LLC; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock; our ability to make interest payments on our 8.125% senior notes due 2026 and our 6.50% notes due 2026; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments; our ability to successfully partner with third parties to win and execute contracts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; our ability to successfully compete with current and future competitors; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, adjusted EBITDA presented is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest expense, tax, depreciation and amortization adjusted for items such as gains or losses arising from the sale of non-income producing assets, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. Safe Harbor Statement

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years.

Positioned for Growth

B&W's transformation is gaining momentum, with a pipeline of more than $7.5 billion in identified project opportunities in high-growth markets over the next three years, and recent significant awards including six renewable new-build waste-to-energy projects booked since September 2021.

B&W is continuing to reinforce its long history of innovation and growth:

- Launched ClimateBright™ decarbonization and hydrogen production technologies platform; currently 93 active patents for carbon capture technology
- Seeking sites and partners for commercial demonstration projects for BrightLoop™ platform that converts carbon-based fuels to electricity, hydrogen, syngas, chemicals or liquid fuels
- Actively deploying technology that curbs the global warming impact of methane
- Expanding manufacturing capabilities for hydrogen, natural gas and renewable pulp & paper combustion equipment
- Expanding global parts and services presence
- Partnering with Kiewit Industrial to develop and deliver world's largest net-negative CO_2 biomass-to-energy facility
- Successfully converting global pipeline of identified project opportunities to bookings; highest backlog since 2018

Building Toward the Future

After achieving ~$79 million in adjusted EBITDA in the 12 months ended June 30,2022, B&W is targeting[1] FY2022 adjusted EBITDA of $110-$120 million.

A Leader and Innovator in the World's Energy Transition

(1) The most comparable GAAP target information is not available without unreasonable effort

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

3

Next Generation B&W

B&W FOUNDATION DRIVES GROWTH STRATEGY

- Advanced Technologies
- Research & Innovation
- Global Brand Equity
- High-Growth End Markets
- Vast Installed Base

B&W BABCOCK & WILCOX RENEWABLE

Supporting a Circular Economy

For our economy and future generations, we continually develop ecologically sound ways of utilizing and recycling valuable resources like biomass, municipal waste, and solar energy to create clean, renewable baseload power while reducing greenhouse gas emissions.

B&W BABCOCK & WILCOX ENVIRONMENTAL

The Clear Choice for Our Climate

As an industry leader in providing advanced air emissions control, energy recovery, carbon capture and hydrogen production technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes.

B&W BABCOCK & WILCOX THERMAL

Efficient. Safe. Reliable.

From the initial patent for the water-tube safety boiler to the world's first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation.

The next generation Babcock & Wilcox is providing innovative environmental, renewable and energy transition solutions, generating recurring revenues from a broad thermal installed base and expanding globally

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 4

What We Do


RENEWABLE

Technologies for Renewable Power & Resource Recovery

Waste-to-energy and biomass-to-energy baseload power, chemical recovery boilers for pulp & paper, long duration energy storage, solar power installation & services


ENVIRONMENTAL

Technologies for a Clean Environment

Emissions control, ash handling systems for bottom and fly ash, wet/dry/hybrid cooling systems, energy recovery, ClimateBright™ hydrogen production and decarbonization technologies


THERMAL

Technologies for Efficient Steam Generation

Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications

Delivering value to our customers through technology-driven products and services, with 600 active patents worldwide; continual product improvement and research and development to support future energy needs, including carbon capture

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
5

Key Market Drivers & Opportunities

Global drive toward renewable and reusable energy sources to limit carbon and methane emissions

Increasing global regulatory restrictions on landfilling and methane benefit waste-to-energy

Increasing investment in clean energy infrastructure and the hydrogen economy

Potential for carbon legislation benefits emergent carbon-capture technologies

An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues

Water scarcity and regulations drive need for custom cooling solutions

B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 6

Key Growth Strategies

Accelerate growth by **expanding sales, service and business development teams** in key international regions to serve the broad renewable, environmental and thermal markets

Meet the global need for carbon reduction with patented **renewable waste-to-energy, biomass, hydrogen production, solar** and **carbon-capture solutions**

Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate **strong cash flow**

Provide best-in-class **environmental technologies** to customers across a broad array of markets to meet growing environmental regulations

Core growth strategies focused on driving innovative environmental, renewable and energy transition technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 7

Installed & Proven Technologies

BABCOCK & WILCOX RENEWABLE

More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



More than 100 MW of clean solar power production installed



BABCOCK & WILCOX ENVIRONMENTAL

Large worldwide installed base of wet and dry scrubbers, particulate control equipment, NOx reduction technologies, and mercury control systems to meet environmental regulations at a wide range of utility and industrial installations



Nearly 2,000 wet, dry and hybrid cooling system units (7,000+ cells) installed across the globe



BABCOCK & WILCOX THERMAL

More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities, including refining, petrochemical, food processing, metals and mining, carbon black and wood products



More than 300 operating baseload power generation boilers in the U.S. and nearly 200 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)



A vast global installation of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 8

Company Profile

Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications.

Corporate Snapshot

Headquarters:	Akron OH, USA
Founded:	1867
Ownership:	Public (NYSE:BW)
LTM Revenue June 2022:	~$777M
Employees:	~2,115

Consolidated



Industrial 35%
Power Generation 65%
Parts & Services 45%
Aftermarket & Upgrades 33%
New Build 22%
Europe 19%
Asia & Other 18%
North America 63%



LTM Revenue
18%
52%
30%
Backlog[1] as of June 30, 2022
17%
27%
56%
B&W Renewable
B&W Environmental
B&W Thermal

B&W Renewable



Industrial 32%
Power Generation 68%
Parts & Services 51%
Aftermarket & Upgrades 14%
New Build 35%
Europe 45%
Asia & Other 10%
North America 45%

B&W Environmental



Industrial 38%
Power Generation 62%
Parts & Services 40%
Aftermarket & Upgrades 31%
New Build 29%
Asia & Other 32%
Europe 27%
North America 41%

B&W Thermal



Industrial 36%
Power Generation 64%
Parts & Services 43%
New Build 12%
Aftermarket & Upgrades 45%
Europe 2%
Asia & Other 18%
North America 80%

Notes:
All charts based on LTM June 30, 2022 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
9

Global Expansion

Global footprint and ongoing expansion positions B&W to leverage market trends around the world



2022-2024
Addressable Market
Europe
More than $8B
2022-2024
Addressable Market
Asia-Pacific
More than $8B
2022-2024
Addressable Market
Middle East & Africa
More than $4B
2022-2024
Addressable Market
Americas
Solar: More than $27B
Other: More than $8B
Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps

Total pipeline more than $7.5 billion over the next 3 years excluding parts & services

3-Year Pipeline



B&W RENEWABLE
$ MILLIONS
$1,904
$1,475
$1,121
$345
Americas
APAC
Europe
ME/A



B&W ENVIRONMENTAL
$ MILLIONS
$266
$60
$428
$90
Americas
APAC
Europe
ME/A



B&W THERMAL
$ MILLIONS
$977
$102
$4
$917
Americas
APAC
Europe
ME/A

Target Revenue Split 2023



B&W BABCOCK & WILCOX ENVIRONMENTAL
10-15%
B&W BABCOCK & WILCOX THERMAL
20-30%
B&W BABCOCK & WILCOX RENEWABLE
55-65%

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

10

B&W's ClimateBright™ Decarbonization Technologies are Ready

ClimateBright™
DECARBONIZATION TECHNOLOGIES

BrightLoop™
CHEMICAL LOOPING



OXYGEN
STEAM
WATER
COMBUSTOR
REDUCER
OXIDIZER
FUEL
STEAM
AIR

- Jointly developed with The Ohio State University
- Can simultaneously produce hydrogen
- Pilot testing complete on both syngas and coal at 250 kW_{th} input

FUELS: Coal, pet coke, natural gas and any syngas

READY FOR COMMERCIAL DEMONSTRATION

OxyBright™
OXYGEN-FUEL COMBUSTION



Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

- Testing complete at 30 MW_{th}
- 168 MW_e full-scale design ready

FUELS: Natural gas and solid fuels (biomass, coal)

SolveBright™
POST-COMBUSTION CARBON CAPTURE



- Pilot testing complete
- Post-combustion amine-based solvent process
- First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company's Plant Gaston
- Reference plant design ready

FUELS: Any combustion, gasification and industrial process that produces a flue gas stream with CO^2

BrightGen™
HYDROGEN COMBUSTION



- Commercially ready and currently in operation
- A combustion technology that produces no CO_2
- Can be retrofitted to fire hydrogen

FUELS: Hydrogen, alone or in combination with natural gas, oil, or other gaseous fuels

BABCOCK & WILCOX ENVIRONMENTAL

- B&W is at the forefront of developing CO_2 capturing technologies, and has 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals, with multiple technologies ready for commercial demonstration

B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
11

Key Technologies: Carbon Capture Solutions Ready for Deployment

OxyBright™ oxygen-fuel combustion

- Oxy-coal combustion technology
- “Near-zero” emissions
- 30 MW demonstration complete
- Full-scale design ready



SolveBright™ post-combustion carbon capture

- Post-combustion technology
- Patented amine-based solvent process
- Pilot commissioning complete
- Installed base retrofit application



B&W BABCOCK & WILCOX ENVIRONMENTAL

Carbon Capture Technology for the 1000 GW of Global Coal Installed Base

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 12

Key Technologies: BrightLoop™ Chemical Looping Combustion Platform





FEEDSTOCK
BIOMASS
BIOGAS
NATURAL GAS
COAL
PETROLEUM COKE
BrightLoop™ Technology
CO_2 for Storage or Beneficial Use
OUTPUT
STEAM
HYDROGEN
SYNGAS
Process
Turbine
Fuel Cell/Boiler
Hydrogen Storage
Shift Reaction
Methanation
Fischer-Tropsch
HEAT
POWER
H_2
HYDROGEN
CH_3OH
METHANOL
(Gasoline, Diesel, Jet Fuel)
FUELS

- Advanced process for clean power generation and CO_2 capture
- A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation
- Produces a concentrated CO_2 stream that can be captured, cleaned and compressed for use or permanent storage
- Lower cost, higher efficiency
- Working in collaboration with The Ohio State University

B&W BABCOCK & WILCOX ENVIRONMENTAL

Potential extension beyond power generation

Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 13

BrightLoop Scale-Up Plan



x10



x10



>x100



>x10



Laboratory
2.5 kWth

Critical Dimension Scale up Factor:
x1

Reducer Reactor Critical Dimension:
1.5 in.



Area = 2.25 in^2

Sub-Pilot
25 kW$_{th}$

Critical Dimension Scale up Factor:
x4

Reducer Reactor Gas Distribution Distance:
3 in.



Area = 9 in^2

Pilot Scale
250 kW$_{th}$

Critical Dimension Scale up Factor:
x21

Reducer Reactor Gas Distribution Distance:
14 in



Area = 196 in^2

COMPLETED

Commercial Demo
15 TPD H_2/25 MW$_{th}$

Critical Dimension Scale-up Factor: **x18**

Reducer Reactor Gas Distribution Distance: 10 ft



Area = 3,600 in^2

TARGET OPERATION END OF 2023

Large-Scale Commercial
200 TPD H_2/250 MW$_{th}$

Critical Dimension Scale-up Factor: **x1**

Reducer Reactor Gas Distribution Distance: 32 ft



Area = 3,600 in^2

TARGET COMPLETION END OF 2025

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

14

B&W's Waste-to-Energy Technology Reduces Methane Emissions

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities in the world (Shenzhen East, China)







WTE Technologies

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment


One Ton of Waste in a LANDFILL
Emits 3.42 Metric Tons of Global Warming Potential
One Ton of Waste in a WASTE-TO-ENERGY FACILITY
Emits .001 Metric Tons of Global Warming Potential
Landfill methane is 84 times as potent as CO_2
Reduced to .03% of Landfill GWP

B&W BABCOCK & WILCOX RENEWABLE

B&W is actively deploying technology that curbs the global warming impact of methane

[i] Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis

[ii] EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php

[iii] EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)

[iv] Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
15

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 16 Financial Information

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 17 ($ in Millions) Twelve Months Ended June 30, 2022 Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 Reported Pro Forma Exc. Non-Recurring Insurance Revenue $ 777.4 $ 723.4 $ 566.3 $ 566.3 Operating Income (Loss) $ 21.4 $ 20.8 $ (1.7) $ (27.7) Net Income (loss) $ 32.1 $ 31.5 $ (10.3) $ (36.3) Net income (loss) attributable to stockholders of common stock $ 20.1 $ 21.8 $ (10.3) $ (36.3) Adjusted EBITDA $ 79.4 $ 70.6 $ 45.7 $ 19.7 Adjusted EBITDA Margin % 10.2% 9.8% 8.1% 3.5% Building on milestone results from 2021, and positioning for an outstanding 2022 Consolidated Financial Summary Note: 2020 Reported results include the recognition in Q3 2020 of a $26.0 million non-recurring loss recovery settlement related to certain historical EPC loss contracts; 2020 Pro Forma results exclude the non-recurring $26.0 million loss recovery settlement; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020 and 2021.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 18 Capital Structure Note: Figures may not be clerically accurate due to rounding. (1) See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures. (2) Net Debt compared to LTM 6/30/2022 Adjusted EBITDA

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 19 Appendix

Leadership Team



Chairman and Chief Executive Officer

Kenny Young



Chief Financial Officer

Lou Salamone



Chief Operating Officer

Jimmy Morgan



General Counsel

John Dziewisz



Chief Strategy and Technology Officer

Brandy Johnson



Chief People Officer

Jacqueline Opal



Clean Energy, SVP

Joe Buckler



Thermal, SVP

Chris Riker



Strategic Advisor

Megan Wilson

BABCOCK & WILCOX RENEWABLE

BABCOCK & WILCOX ENVIRONMENTAL

BABCOCK & WILCOX THERMAL

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

20

Corporate Governance

Board of Directors



Chairman and
Chief Executive Officer

Kenny Young



Henry Bartoli



Joseph Tato



Rebecca Stahl



Alan Howe



Philip Moeller

Advisory Board



Homaira Akbari



Rod O'Connor



Peter O'Keefe



Phillip Piddington



Eric Powell

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
21

Adjusted EBITDA Reconciliation [1]

$ in Millions

	Twelve Months Ended	Twelve Months ended	
	June 30, 2022 [4]	Dec 31, 2021	Dec 31, 2020 [3]
Net income (loss)	**$ 32.2**	**$31.5**	**$ (10.3)**
Interest expense	42.9	41.4	60.7
Income tax (benefit) expense	(8.7)	(2.2)	8.2
Depreciation & amortization	21.9	18.3	16.8
EBITDA	**88.2**	**89.0**	**75.4**
Benefit plans, net	(48.0)	(48.1)	(5.6)
Gain on sales, net	(14.4)	(14.0)	(3.2)
(Gain) loss on debt extinguishment	—	(6.5)	6.2
Stock compensation	4.4	10.5	4.6
Restructuring activities and business services transition costs	11.8	10.7	11.8
Advisory fees for settlement costs and liquidity planning	3.4	5.5	6.4
Litigation legal costs	9.8	4.9	2.1
Acquisition pursuit and related costs	7.0	4.8	—
Product development [2]	6.3	4.7	—
Foreign exchange	6.1	4.3	(58.8)
Financial advisory services	1.2	2.7	4.4
Contract step-up purchase price adjustment	1.7	—	—
Loss from business held for sale	—	0.5	0.5
Other – net	1.9	1.6	3.7
Income from discontinued operations	—	—	(1.8)
Adjusted EBITDA	**$79.4**	**$70.6**	**$45.7**

1) Figures may not be clerically accurate due to rounding

2) Cost associated with development of commercially viable products that are ready to go to market

3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

4) Adjusted EBITDA for the twelve months ended June 30, 2022 include a $7.0 million non-recurring gain on sale related to development rights of a future solar project that was sold.

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
22

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 23 Key Technologies

Key Technologies: Steam Generation



Utility Boilers

High pressure, high efficiency, high capacity, low emissions
Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

Bottom- or top-supported, shop- or field-assembled
Fuel: Natural gas, oil, CO, waste heat and gases



Heat Recovery Steam Generator Components

Pressure parts, casing, ducting, drums, housing and frames
Fuel: Waste heat and gases

B&W BABCOCK & WILCOX THERMAL



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions
Fuels: MSW, RDF



Biomass-Fired Boilers

Carbon-neutral technology
Fuels: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation
Fuels: Black liquor

B&W BABCOCK & WILCOX RENEWABLE

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BABCOCK & WILCOX ENTERPRISES, INC. 24

Key Technologies: Renewable Combustion Grates

DynaGrate® Pivoting Combustion Grate

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory assembled modules reduce field construction



BABCOCK & WILCOX RENEWABLE



A Market Leader with Differentiating Technology in Waste-to-Energy Solutions

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
25

Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	‣ Pulse Jet Fabric Filters (PJFF) / Baghouses ‣ Wet and Dry Electrostatic Precipitators (ESPs) ‣ Wet Particulate Scrubbers ‣ Multiclone® Dust Collectors
NO_x Control	‣ Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) ‣ Low NO_X Burners and Combustion Systems
SO_2 / Acid Gas Control	‣ Wet or Seawater Flue Gas Desulfurization (FGD) Systems ‣ Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) ‣ Wet ESPs ‣ Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	‣ Wet ESPs ‣ Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	‣ Powdered Activated Carbon Injection ‣ Absorption Plus™, MercPlus™, Mitagent™ Additives ‣ GMAB™ ADIOX® and MERCOX® technologies
Wastewater Elimination	‣ Wastewater Evaporation System (WES) via Spray Drying ‣ Air-Cooled Condensers


BABCOCK
& WILCOX
ENVIRONMENTAL

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination



Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
SCR NOx Control Technologies
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.
Dry Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 27

Key Technologies: Comprehensive Waste-to-Energy Solutions


BABCOCK & WILCOX RENEWABLE
On-line boiler washing system
DynaFeeder® waste fuel feeder system
VoluMix® system for improved combustion
DynaGrate® combustion grate
DynaDischarger® ash removal
Battery storage systems
eos
BABCOCK & WILCOX ENVIRONMENTAL
Cooling towers
Selective non-catalytic reduction (SNCR) NOx control
Fabric filter baghouse
Wet scrubber with ADIOX® including energy recovery
Carbon capture solutions
Water-cooled wear zones and Inconel® corrosion protection

- Field Services
- Component & System Upgrades
- Control Systems
- Replacement & Spare Parts
- Operation & Maintenance

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Submerged Grind Conveyor Ash Handling

Designed to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
  - Utilize existing hoppers and gate valves
  - No modification to hopper
- Short outage required
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs





An innovative solution to eliminate ash ponds

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Ignitors, Flame Scanners and Controls

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil or coal-firing
- Alternative energy fuels such as hydrogen, bio-diesel, methanol and bio-gas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- New construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX THERMAL







Proven technologies with installations in more than 70 countries, including more than 11,000 ignitors

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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30

Key Technologies: Engineered Products and HRSG Components

Engineered products and solutions, quality manufacturing

- Comprehensive mechanical and process design upgrades
- Chanute, Kansas, manufacturing facility has produced more HRSG components than any other facility in North America
  - Pressure part modules and coils, superheaters, economizers
  - Finned tubing
  - Casing
  - Ducting
  - Steam drums
  - Housing and frames
- Firetube and watertube package boilers
- Sulfuric acid plant capabilities

BABCOCK & WILCOX THERMAL



Proven experience in heat transfer and steam generating equipment for use in a wide range of applications.

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 31

Key Technologies: Solar Installation

Engineering & Procurement

- Project Cost Analysis
- Grid Integration and Interconnection
- Technical Evaluation
- AC and DC Engineering
- Permitting and AHJ Permissions
- Logistics
- Strategic Procurement of Structural Components and Electrical BOE

Construction

- Subcontractor Management
- On-Site Construction Management
- Coordination and Supervision of Projects
- Utility Interconnections
- Quality and Commissioning Control
- Electrical and Structural QA/QC

Benefits of a solar addition:

1. Powering up/down operations
2. Supplemental/plant energy source
3. Additional MW/GW output



Industry-leading EPC Services → *High efficiency. Low emissions. Integrated solutions for clean power production.*

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 32

Key Technologies: Long Duration Energy Storage

- B&W offers Pressurized or Atmospheric Fluidized Bed technology for long duration energy storage
- B&W also has an exclusive option to license NREL's Enduring long duration energy storage technology


Particle Heater
Ultrahigh Temperature Particle Silos
Electricity
Particle Flow
Hot Gas/Steam Flow
Cool Gas/Steam Flow
Gravity-fed Discharging Particles
ENDURING
Particle Conveyor
AC Grid Line
Pressurized Fluidized Bed Heat Exchanger
Substation
Gas Turbine
Grid
Generators
Particle Thermal Energy Storage
Steam Turbine
Closed-Brayton Combined Power Cycle

NREL Enduring: (8-100 hours storage)

- Electric heater (stores heat in sand)
- Air Brayton Combined Cycle

Long duration energy storage smooths renewable energy peaks and bridges weather events

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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33

Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

B&W BABCOCK & WILCOX ENVIRONMENTAL

© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 34

Key Technologies: Global Parts & Service

Upgrades & Retrofits	**Maintaining/improving plant operation:** Projects for extending the life of power, process and environmental equipment
Replacement Parts	**Supplying components for system reliability:** High-quality standard or custom-engineered pressure and non-pressure parts
Optimization Systems	**Enhancing efficiency with proven technology:** Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment
Engineering Services	**Evaluating options for improved performance:** Expert people, tools and processes to measure, model, design, deliver, train and project manage
Construction	**Adding value through constructability:** Safe execution of new installation, retrofits, system maintenance/repair, plant modifications



© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.

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B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 36